                                                                    EXHIBIT 10.6






                            SERIES 2000-1 SUPPLEMENT

                                   dated as of

                                    [ ], 2000


                                       to


                         ADMINISTRATIVE AGENCY AGREEMENT

                                   dated as of

                                    [ ], 2000

                                TABLE OF CONTENTS

                                                                                                 Page
                                    ARTICLE I
                          DESIGNATION OF SUPPLEMENT FOR
                           SERIES 2000-1 CERTIFICATES

Section 1.1       Designation.......................................................................2

                                   ARTICLE II
                                   DEFINITIONS

Section 2.1       Definitions.......................................................................3

                                   ARTICLE III
                                   THE LEASES

Section 3.1       Representations and Warranties of Administrative Agent............................3
Section 3.2       Representations and Warranties of Administrative Agent
                  Relating to Additional Series 2000-1 Assets.......................................8

                                   ARTICLE IV
                                FEES AND EXPENSES

Section 4.1       Fees and Expenses................................................................10

                                    ARTICLE V
                                   COLLECTIONS

Section 5.1       Establishment of Series 2000-1 Collection Account................................11
Section 5.2       Application and Distribution of Funds............................................14
Section 5.3       RCL Trust 2000-1 Purchase Option.................................................16
Section 5.4       Sale Proceeds Advances and Monthly Payment
                  Advances.........................................................................17
Section 5.5       Administrative Purchases.........................................................18
Section 5.6       Additional Series 2000-1 Assets..................................................18

                                   ARTICLE VI
                          REPORTS TO CERTIFICATEHOLDERS

Section 6.1       Statements to Certificateholders.................................................20

                                   ARTICLE VII
                                OPTIONAL PURCHASE

Section 7.1       Optional Purchase of Series 2000-1 Certificates..................................25

                                  ARTICLE VIII
                                  MISCELLANEOUS

Section 8.1       Provision of Information.........................................................25
Section 8.2       Ratification of Administrative Agency Agreement..................................26
Section 8.3       Actions on Behalf of the Lease Trust.............................................26
Section 8.4       Insurance Policies...............................................................26
Section 8.5       Third-Party Beneficiary..........................................................27
Section 8.6       Holders of the Series 2000-1 Certificates........................................27
Section 8.7       Counterparts.....................................................................28
Section 8.8       Headings.........................................................................28
Section 8.9       Governing Law....................................................................28


Exhibit A         Schedule of Series 2000-1 Assets................................................A-1
Exhibit B         Form of Series 2000-1 Certificate...............................................B-1
Exhibit C         Form of Series 2000-1 Lease.....................................................C-1


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                  SERIES 2000-1 SUPPLEMENT, dated and effective as of [ ], 2000
(this "Supplement"), among FORD MOTOR CREDIT COMPANY, a Delaware corporation ("Ford Credit"), as Administrative Agent (in such capacity, the "Administrative Agent"), (ii) FORD CREDIT TITLING TRUST, a Michigan trust, FORD CREDIT MICHIGAN TITLING TRUST, a Delaware business trust, FCALM, LLC, a Delaware limited liability company, and FCAL, LLC, a Delaware limited liability company (each, a "Titling Company") and (iii) U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as agent for such Titling Companies under this Administrative Agency Agreement (in such capacity, the "Titling Company Agent").

                  WHEREAS, pursuant to the Titling Company Agreements and the Administrative Agency Agreement, the Administrative Agent, acting at the direction of the Holder of the Non-Specified Interest of each Titling Company, has delivered to each Titling Company a Series Specification Notice listing certain Titling Company Assets of such Titling Company which are to be designated as Series 2000-1 Assets;

                  WHEREAS, on the Series Issue Date, each Titling Company shall issue a Certificate designated as the "Series 2000-1 Certificate" to the Holder of the related Non-Specified Interest;

                  WHEREAS, each Series 2000-1 Certificate shall represent a Specified Interest in pools of automobiles and light-duty trucks, the retail operating leases appurtenant thereto and related assets owned by the related Titling Company;

                  WHEREAS, the assets represented by the Series 2000-1 Certificates are designated as "Series 2000-1 Assets;"

                  WHEREAS, the Holder of the Non-Specified Interest of each Titling Company intends to contribute the Series 2000-1 Certificate of such Titling Company to RCL Trust 2000-1, including its rights under the Administrative Agency Agreement and this Supplement; and

                  WHEREAS, the Administrative Agent, the Titling Company Agent and each Titling Company are entering into this Supplement to set forth the terms of the Series 2000-1 Certificates and the terms pursuant to which the Administrative Agent shall administer and service the Series 2000-1 Assets;

                  NOW THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I
                          DESIGNATION OF SUPPLEMENT FOR
                           SERIES 2000-1 CERTIFICATES

                  Section 1.1 Designation. (a) Pursuant to the Administrative Agency Agreement, the Administrative Agent has delivered a Specification Notice (the "Series 2000-1 Specification Notice") to each Titling Company designating the Leases and Leased Vehicles identified in such Series 2000-1 Specification Notice as Specified Assets of such Titling Company. As of the Series Issue Date specified in the Series 2000-1 Specification Notices, the Specified Assets identified in each such Series 2000-1 Specification Notice taken together shall be the initial Specified Assets with respect to Series 2000-1 (the "Initial Series 2000-1 Assets"). The Initial Series 2000-1 Assets are listed in Exhibit A attached hereto.

                  (b) In accordance with the instructions of the Holder of the Non-Specified Interest of each Titling Company set forth in each Series 2000-1 Specification Notice, each Titling Company hereby issues to such Holder a Certificate in the form attached hereto as Exhibit B representing the Specified Interest in the Series 2000-1 Assets of such Titling Company. Each such Certificate is hereby designated as a "Series 2000-1 Certificate."

                  (c) The Specified Interest represented by each Series 2000-1 Certificate is a Revolving Specified Interest. Each Series 2000-1 Certificate shall be issued as a single class and shall represent the entire Specified Interest in the Series 2000-1 Assets of the related Titling Company.

                  (d) On the last Business Day of each Collection Period, the Administrative Agent, in accordance with the Administrative Agency Agreement, shall deliver to the Holder of the Series 2000-1 Certificates and to each Titling Company or the Titling Company Agent, a Specification Notice (each such notice, an "Additional Series 2000-1 Specification Notice") designating the Leases and Leased Vehicles identified in such Additional Series 2000-1 Specification Notice as Specified Assets. As of the Addition Date specified in the Additional Series 2000-1 Specification Notices with respect to any Collection Period, the Titling Company Assets identified in each such Additional Series 2000-1 Specification Notice taken together shall be additional Specified Assets with respect to Series 2000-1 (with respect to each Addition Date, the "Additional Series 2000-1 Assets" and, together with the Initial Series 2000-1 Assets, the "Series 2000-1 Assets"). The Additional Series 2000-1 Assets allocated to Series 2000-1 on each Addition Date shall be identified on Schedule A to the related Additional Series 2000-1 Specification Notice.

As of each Addition Date, the Schedule A attached to each Additional
Series 2000-1 Specification Notice is hereby incorporated into Exhibit A hereto and made a part thereof.

                  (e) The parties hereto agree to the following supplemental provisions to the Administrative Agency Agreement with respect to the Series 2000-1 Certificates. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Administrative Agency Agreement, the terms and provisions of this Supplement shall govern.


                                   ARTICLE II
                                   DEFINITIONS

                  Section 2.1 Definitions. All capitalized terms which are used herein and are not defined herein have the meanings assigned to such terms in Appendix A attached hereto. References to "this Supplement" are to this Series 2000-1 Supplement to the Administrative Agency Agreement. To the extent that any term is defined in both the Administrative Agency Agreement (or Appendix I attached thereto) and this Supplement (or Appendix A attached hereto), the definition set forth in this Supplement (or Appendix A) shall be controlling. All references to Articles, Sections, subsections, exhibits and schedules are to Articles, Sections, subsections, exhibits and schedules of this Supplement unless otherwise specified.


                                   ARTICLE III
                                   THE LEASES

                  Section 3.1 Representations and Warranties of Administrative Agent. Ford Credit, in its capacity as Administrative Agent, makes the following representations and warranties to the Titling Company Agent and to each Titling Company as to the Series 2000-1 Assets, on which each Titling Company relies in issuing its Series 2000-1 Certificate and on which Ford Credit, in its capacity as initial Holder of the Series 2000-1 Certificates, relies in making subsequent transfers thereof. Such representations and warranties speak as of the execution and delivery of this Supplement, in the case of the Initial Series 2000-1 Assets and, as of the applicable Addition Date, in the case of the Additional Series 2000-1 Assets. The representations and warranties of the Administrative Agent set forth in this Section 3.1 shall survive the sale, transfer, and assignment of the Series 2000-1 Certificates by Ford Credit to RCL Trust 2000-1 and by RCL Trust 2000-1 to the Lease Trustee and any subsequent transferee.

                  (a) New Vehicle. Each Series 2000-1 Leased Vehicle was a new automobile or light duty truck at the inception of the related Series 2000-1 Lease.

                  (b) Certificate of Title. Each Series 2000-1 Leased Vehicle was titled in accordance with the related Titling Company Agreement and in a manner acceptable to the relevant Governmental Authority.

                  (c) Residual Value. The Residual Value of each Series 2000-1 Leased Vehicle does not exceed an amount established by the Administrative Agent consistent with its policies and practices regarding the setting of residual values as applied with respect to closed-end retail automobile and light-duty truck leases.

                  (d) Pool Balance. At the Initial Series 2000-1 Cut-Off Date, the Pool Balance was $[ ].

                  (e) Interest in Lease and Leased Vehicle. Each Series 2000-1 Lease was entered into by a Dealer located in the United States, as lessor, and a Lessee with a billing address in an Eligible State, as lessee, and all of the Dealer's right, title and interest in such Series 2000-1 Lease and the related Series 2000-1 Leased Vehicle was validly assigned by such Dealer to a Titling Company qualified in such Eligible State.

                  (f) Customary and Enforceable Provisions. Each Series 2000-1 Lease (i) was originated by a Dealer in the ordinary course of its business and in compliance with the Administrative Agent's normal credit and collection policies and practices, (ii) contains customary and enforceable provisions and
(iii) is substantially in the form of Exhibit C.

                  (g) Total Monthly Payments. Each Series 2000-1 Lease provides for Total Monthly Payments which include Constant Yield Payments that fully amortize the Adjusted Capitalized Cost of such Series 2000-1 Lease to a final payment equal to the Residual Value of the related Series 2000-1 Leased Vehicle over the term of such Series 2000-1 Lease.

                  (h) Compliance with Law. At the time it was originated or made, and (x) as of the date of this Supplement, in the case of an Initial Series 2000-1 Lease or (y) as of the applicable Addition Date, in the case of an Additional Series 2000-1 Lease, each Series 2000-1 Lease complied in all material respects with all requirements of applicable federal, state, and local laws and regulations thereunder.

                  (i) Binding Obligation. Each Series 2000-1 Lease represents the genuine, legal, valid and binding payment obligation in writing of the related Lessee, enforceable by the holder thereof in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

                  (j) No Government Lessee. None of the Series 2000-1 Leases is an obligation of the United States of America or any state or of any agency, department, or instrumentality of the United States of America or any state.

                  (k) Leases in Force. As of the related Series 2000-1 Cut-Off Date, no Series 2000-1 Lease had been satisfied, subordinated, rescinded, cancelled or terminated.

                  (l) No Waiver. As of the related Series 2000-1 Cut-Off Date, no provision (other than the assessment of a Security Deposit) of a Series 2000-1 Lease has been waived.

                  (m) No Defenses. As of the related Series 2000-1 Cut-Off Date, no right of rescission, setoff, counterclaim, or defense has been asserted or threatened with respect to any Series 2000-1 Lease.

                  (n) No Default. No default in payment by any Lessee of a Series 2000-1 Lease and no continuing condition that with notice or lapse of time or both would constitute a default, breach, violation, or event permitting termination or cancellation under the terms of such Series 2000-1 Lease was in effect as of the related Series 2000-1 Cut-Off Date.

                  (o) No Credit-Related Recourse to Dealer. No Series 2000-1 Lease provides for credit-related recourse to the related Dealer.

                  (p) Insurance. Each Lessee, to the best knowledge of the Administrative Agent, has obtained or agreed to obtain physical damage insurance and liability insurance covering the related Series 2000-1 Leased Vehicle as required under the related Series 2000-1 Lease.

                  (q) Title. No Series 2000-1 Asset has been sold, transferred, assigned, or pledged by any Dealer to any Person other than the applicable Titling Company. The applicable Titling Company has good and marketable title to each Series 2000-1 Lease and each Series 2000-1 Leased Vehicle, free and clear of all

Liens, encumbrances, security interests, and rights of others, including liens or claims for work, labor or material relating to such Series 2000-1 Leased Vehicle.

                  (r) Valid Assignment. No Series 2000-1 Lease was originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Series 2000-1 Lease to the applicable Titling Company or of the Specified Interest in such Series 2000-1 Lease pursuant to transfers of Series 2000-1 Certificates is unlawful, void, or voidable. No Series 2000-1 Leased Vehicle is subject to the laws of any jurisdiction under which the sale, transfer, and assignment of such Series 2000-1 Leased Vehicle to the applicable Titling Company or of a Specified Interest in such Series 2000-1 Leased Vehicle pursuant to transfers of the related Series 2000-1 Certificate is unlawful, void, or voidable. No Dealer has entered into any agreement with any Lessee that prohibits, restricts or conditions the assignment of any portion of a Series 2000-1 Lease.

                  (s) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the applicable Titling Company a first perfected ownership interest in each Series 2000-1 Lease have been made.

                  (t) Chattel Paper. Each Series 2000-1 Lease constitutes "chattel paper" as defined in the UCC.

                  (u) One Original. There is only one original of each Series 2000-1 Lease, which is held by the Administrative Agent on behalf of the applicable Titling Company.

                  (v) No Excess Deferred Gross. No Series 2000-1 Lease is subject to a holdback of Excess Deferred Gross.

                  (w) Origination. Each Series 2000-1 Lease has an origination date on or after __________.

                  (x) Maturity of Leases. Each Series 2000-1 Lease has a Scheduled Lease End Date of not greater than 36 months from the date on which it was entered into.

                  (y) Minimum Retail Operating Lease Factor. Each Series 2000-1 Lease has a Retail Operating Lease Factor equal to or greater than [ ]% per annum.

                  (z) Location of Lease Files. The Lease Files relating to each Series

2000-1 Lease are maintained at the offices of the Administrative Agent.

                  (aa) No Delinquency. No Series 2000-1 Lease has a Total Monthly Payment that was more than 30 days overdue as of the applicable Series 2000-1 Cut-Off Date.

                  (ab) No Extensions. No Term Extension and no Payment Extension in excess of one month had been granted to the Lessee under any Series 2000-1 Lease prior to the applicable Series 2000-1 Cut-Off Date.

                  (ac) Advance Payment Plan. No Series 2000-1 Lease was originated under the Advance Payment Plan.

                  (ad) Other Data. The information relating to the Series 2000-1 Leases and the Series 2000-1 Leased Vehicles contained in the Schedule of Series 2000-1 Assets attached hereto as Exhibit A (as supplemented on each Addition Date pursuant to Section 1.1(d)) is true and correct in all material respects and no selection procedures believed to be adverse to the Holders of the Series 2000-1 Certificates were utilized in selecting the Series 2000-1 Assets.

                  (ae) Administrative Agency Agreement. The representations and warranties made by the Administrative Agent in the Administrative Agency Agreement are true and correct.

                  (af) True Lease. Each Series 2000-1 Lease is a "true lease" for federal income tax purposes.

                  (ag) Securitization Value. The Securitization Value of each Additional Series 2000-1 Lease shall have been calculated using the rate equal to the greater of (x) the Retail Operating Lease Factor specified in such Additional Series 2000-1 Lease and (y) the Discount Rate.

                  (ah) Seasoning. No Additional Series 2000-1 Lease was originated more than nine months prior to the related Addition Date.

                  Section 3.2 Representations and Warranties of Administrative Agent Relating to Additional Series 2000-1 Assets. (a) Ford Credit, in its capacity as Administrative Agent, makes the following representations and warranties to the Titling Company Agent and to each Titling Company as to the Additional Series 2000-1 Assets, on which each Titling Company relies in issuing its Series 2000-1 Certificate and on which Ford Credit, in its capacity as initial Holder of the Series 2000-1 Certificates, relies in making subsequent transfers thereof. Such representations and warranties speak as of the applicable Addition Date. The representations and warranties of the Administrative Agent set forth in this
Section 3.2 shall survive the sale, transfer, and assignment of the Series 2000-1 Certificates by Ford Credit to RCL Trust 2000-1 and by RCL Trust 2000-1 to the Lease Trustee and any subsequent transferee.

                           (i) The sum of the Additional Series 2000-1 Leased
                  Vehicles (by unit) with respect to any Addition Date, which are "Lincoln" models, shall not be more than [10]% of the sum of all Additional Series 2000-1 Leased Vehicles (by unit) with respect to such Addition Date;

                           (ii) The sum of the Additional Series 2000-1 Leased
                  Vehicles (by unit) with respect to any Addition Date, which are "Lincoln" models plus the sum of the Additional Series 2000-1 Leased Vehicles (by unit) with respect to any Addition Date, which are "Mercury" models, shall not be more than [25]% of the sum of all Additional Series 2000-1 Leased Vehicles (by unit) with respect to such Addition Date;

                           (iii) The sum of the Securitization Values of each
                  Additional Series 2000-1 Lease with respect to any Addition Date, which had a Scheduled Lease End Date of 24 months from the date of inception of such Lease, shall not exceed [50]% of the sum of the Securitization Values of all Additional Series 2000-1 Leases with respect to such Addition Date;

                           (iv) The sum of the Securitization Values of the
                  Additional Series 2000-1 Leases and Additional Series 2000-1 Leased Vehicles with respect to any Addition Date, which were originated in the State of Michigan, shall not exceed [25]% of the aggregate Securitization Value of all Additional Series 2000-1 Leases and Additional Series 2000-1 Leased Vehicles with respect to such Addition Date;

                           (v) The sum of the Securitization Values of the
                  Additional Series 2000-1 Leases and Additional Series 2000-1 Leased Vehicles with respect to any Addition Date, which were originated in the State of California, shall not exceed [15]% of the aggregate Securitization Value of all Additional Series 2000-1 Leases and Additional Series 2000-1 Leased Vehicles with respect to such Addition Date;

                           (vi) The sum of the Securitization Values of the
                  Additional Series 2000-1 Leases and Additional Series 2000-1 Leased Vehicles with respect to any Addition Date, which were originated in the same titling jurisdiction (other than California and Michigan), shall not exceed [10]% of the aggregate Securitization Value of all Additional Series 2000-1 Leases and Additional Series 2000-1 Leased Vehicles with respect to such Addition Date; and

                           (vii) The sum of the Residual Values of the
                  Additional Series 2000-1 Leased Vehicles with respect to any Addition Date as a percentage of the aggregate Securitization Value of the Additional Series 2000-1 Leases and Additional Series 2000-1 Leased Vehicles with respect to such Addition Date, in each case calculated as of such Addition Date, does not exceed [83]%.

                  (b) The Administrative Agent or the Titling Company Agent shall inform the other party promptly, in writing, upon the discovery of any breach of the representations and warranties made by the Administrative Agent in
Section 3.2(a). Upon the Administrative Agent having actual knowledge of any breach of Section 3.2(a), the Administrative Agent shall cure such breach by purchasing, on behalf of the Holders of the Non-Specified Interest of the applicable Titling Company, the Titling Company Interest in Additional Series 2000-1 Leases and the related Additional Series 2000-1 Leased Vehicles such that after giving effect to such purchase, the representation and warranty in respect of which the breach had occurred would have been true as of the applicable Addition Date. The selection of which Additional Series 2000-1 Leases and Additional Series 2000-1 Leased Vehicles shall be purchased pursuant to this
Section 3.2(b) shall be in the sole discretion of the Administrative Agent. The Administrative Agent shall effect any such purchase as of the last day of the Collection Period immediately following the Collection Period in which the Administrative Agent had actual knowledge of the breach by depositing the related Series 2000-1 Administrative Purchase Amount into the Series 2000-1 Collection Account not later than one Business Day prior to the Payment Date following the Collection Period in which the Administrative Agent had actual knowledge of the breach. As of the date of such purchase, the Leases and Leased Vehicles purchased shall cease to be Series 2000-1 Assets and shall become Non-Specified Assets of the applicable Titling Company and from such date, the Series 2000-1 Certificates shall no longer represent the Titling Company Interest in such Leases and Leased Vehicles but shall instead represent the Titling Company Interest in the related Administrative Purchase Amount. The sole remedy of the Holders of the Series 2000-1 Certificates affected by a breach by the Administrative Agent of Section 3.2(a) shall be to require the Administrative Agent to purchase

Leases and Leased Vehicles in respect of which such breach occurred pursuant to this Section 3.2(b). By depositing the Series 2000-1 Administrative Purchase Amounts in connection with the purchase of the Titling Company Interest in any Series 2000-1 Lease and Series 2000-1 Leased Vehicle pursuant to this Section 3.2(b), the Administrative Agent shall be deemed to have waived its right to reimbursement from the Holders of the Series 2000-1 Certificates for any outstanding Monthly Payment Advances or Sale Proceeds Advances from Collections with respect to the Series 2000-1 Leases and Series 2000-1 Leased Vehicles so purchased. On the Distribution Date following any Collection Period with respect to which the Administrative Agent deposited any Series 2000-1 Administrative Purchase Amounts pursuant to this Section 3.2(b), the Holder of the Non-Specified Interest of the related Titling Company shall reimburse the Administrative Agent for any outstanding Monthly Payment Advances and Sale Proceeds Advances as of the date of such purchase.


                                   ARTICLE IV
                                FEES AND EXPENSES

                  Section 4.1 Fees and Expenses. On each Payment Date, the Administrative Agent shall be paid the Series 2000-1 Administrative Fee in accordance with terms of the Indenture. In consideration for the payment of such fee, the Administrative Agent shall pay on each Payment Date (i) the Series 2000-1 Titling Company Agent Fees to the Titling Company Agent, (ii) the Series 2000-1 FCTT Trustee Fee to the FCTT Trustee, (iii) the Series 2000-1 FCMTT Michigan Trustee Fee to the FCMTT Michigan Trustee, (iv) the Series 2000-1 FCMTT Delaware Trustee Fee to the FCMTT Delaware Trustee, (v) the Series 2000-1 FCAL Administrator Fee to the FCAL Administrator, (vi) the Series 2000-1 FCALM Administrator Fee to the FCALM Administrator, (vii) the fees and expenses of the Indenture Trustee as agreed upon in Section 6.7 of the Indenture, and (viii) the fees and expenses of the Lease Trustee as agreed upon in Section 8.1 of the Lease Trust Agreement.


                                    ARTICLE V
                                   COLLECTIONS

                  Series 2000-1 Collections shall be allocated to the Series 2000-1 Certificates and distributed as set forth in Article V and Article VII of the Administrative Agency Agreement, as modified pursuant to this Article V.

                  Section 5.1 Establishment of Series 2000-1 Collection Account, Series Payahead 2000-1 Account and Series 2000-1 Payment Account. (a) Subject to Section 5.1(d) hereof, the Administrative Agent shall establish and maintain an account in the name of the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter in the name of the Lease Trustee, at an Eligible Institution (which initially shall be The Chase Manhattan Bank), to be designated as the Specified Assets Collection Account, Series 2000-1 (the "Series 2000-1 Collection Account"). The Series 2000-1 Collection Account is the "Series Collection Account" for Series 2000-1. The Series 2000-1 Collection Account shall be under the sole dominion and control of the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter under the sole dominion and control of the Lease Trustee; provided that the Administrative Agent may make deposits to and withdrawals from or request the Indenture Trustee to make withdrawals from the Series 2000-1 Collection Account in accordance with each Titling Company Agreement, Section 7.2(c) of the Administrative Agency Agreement and Sections 3.2(b), 5.2(a), 5.2(c), 5.2(d), 5.2(e), 5.4(a), 5.4(b), 5.5 and 7.1. All
deposits to and withdrawals from the Series 2000-1 Collection Account shall be made only upon the terms and conditions of the Basic Documents.

                  Any amounts on deposit in the Series 2000-1 Collection Account shall be invested by the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter by the Lease Trustee, in Permitted Investments which mature on the Business Day preceding the next succeeding Payment Date. No such investment shall be sold prior to maturity. All investment earnings on amounts deposited to the Series 2000-1 Collection Account, including any proceeds thereof, shall be credited to the Series 2000-1 Collection Account, and losses, if any, and investment expenses resulting from Permitted Investments in the Series 2000-1 Collection Account shall be charged to the Series 2000-1 Collection Account. All such investment income shall be reported for federal income tax purposes as earned by RCL Trust 2000-1 and shall be reported by Ford Credit as sole beneficial owner of RCL Trust 2000-1. The authority of the Administrative Agent to make deposits to and withdrawals from the Series 2000-1 Collection Account is revocable at any time by the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter by the Lease Trustee. If the institution at which the Series 2000-1 Collection Account is established ceases to be an Eligible Institution, then the Series 2000-1 Collection Account shall be moved to an Eligible Institution within 10 Business Days (or such longer period not to exceed 30 calendar days as to which each Rating Agency may consent).

                  (b) Subject to Section 5.1(d) hereof, the Administrative Agent shall establish and maintain an account in the name of the Indenture Trustee until the

Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter in the name of the Lease Trustee, at an Eligible Institution (which initially shall be The Chase Manhattan Bank), to be designated as the "Series 2000-1 Payahead Account." The Series 2000-1 Payahead Account is the "Series Payahead Account" for Series 2000-1. The Series 2000-1 Payahead Account shall be under the sole dominion and control of the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter under the sole dominion and control of the Lease Trustee; provided that the Administrative Agent may make deposits to and withdrawals from or request the Indenture Trustee to make withdrawals from the Series 2000-1 Payahead Account in accordance with Section 7.1(a) of the Administrative Agency Agreement and
Section 5.2(b). All deposits to and withdrawals from the Series 2000-1 Payahead Account shall be made only upon the terms and conditions of the Basic Documents.

                  Any amounts on deposit in the Series 2000-1 Payahead Account shall be invested by the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter by the Lease Trustee, in Permitted Investments which mature on the Business Day preceding the next succeeding Payment Date. No such investment shall be sold prior to maturity. All investment earnings on amounts deposited to the Series 2000-1 Payahead Account, including any proceeds thereof, shall be credited to the RCL Account, and losses, if any, and investment expenses resulting from Permitted Investments in the Series 2000-1 Payahead Account shall be charged to the RCL Account. All such investment income shall be reported for federal income tax purposes as earned by RCL Trust 2000-1 and shall be reported by Ford Credit as sole beneficial owner of RCL Trust 2000-1. The authority of the Administrative Agent to make deposits to and withdrawals from the Series 2000-1 Payahead Account is revocable at any time by the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter by the Lease Trustee. If the institution at which the Series 2000-1 Payahead Account is established ceases to be an Eligible Institution, then the Series 2000-1 Payahead Account shall be moved to an Eligible Institution within 10 Business Days (or such longer period not to exceed 30 calendar days as to which each Rating Agency may consent).

                  (c) Subject to Section 5.1(d) hereof, the Administrative Agent shall establish and maintain an account in the name of the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter in the name of the Lease Trustee, at an Eligible Institution (which initially shall be The Chase Manhattan Bank) to be designated as the "Series 2000-1 Payment Account." The Series 2000-1 Payment Account shall be under the sole dominion and control of the Indenture Trustee, until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter under the sole dominion and control of the Lease Trustee; provided that the Administrative Agent may make deposits to or request the Indenture Trustee to make deposits to or withdrawals from the Series 2000-1 Payment Account in accordance with Section 5.2(e). All deposits to and withdrawals from the Series 2000-1 Payment Account shall be made only upon the terms and conditions of the Basic Documents.

                  Any amounts on deposit in the Series 2000-1 Payment Account shall be invested by the Indenture Trustee until the Outstanding Amount of the Senior Notes has been reduced to zero, and thereafter by the Lease Trustee, in Permitted Investments which mature on the Business Day preceding the next succeeding Payment Date. No such investment shall be sold prior to maturity. All investment earnings on amounts deposited to the Series 2000-1 Payment Account, including any proceeds thereof, shall be credited to the Administrative Agent, and losses, if any, and investment expenses resulting from Permitted Investments in the Series 2000-1 Payment Account shall be charged to the Administrative Agent. All such investment income shall be reported for federal income tax purposes as earned by the Administrative Agent. The authority of the Administrative Agent to make deposits to or request withdrawals from the Series 2000-1 Payment Account is revocable at any time by the Indenture Trustee until the Outstanding Amount of Senior Notes has been reduced to zero, and thereafter by the Lease Trustee. If the institution at which the Series 2000-1 Payment Account is established ceases to be an Eligible Institution, then the Series 2000-1 Payment Account shall be moved to an institution at which the Series 2000-1 Payment Account shall be an Eligible Institution within 10 Business Days (or such longer period not to exceed 30 calendar days as to which each Rating Agency may consent).

                  (d) Notwithstanding anything else contained herein, the Series 2000-1 Collection Account, the Series 2000-1 Payahead Account and the Series 2000-1 Payment Account shall only be established at an Eligible Institution that agrees in writing that (i) all securities, instruments, cash or other property delivered to it hereunder and all investments of funds held in the Series 2000-1 Collection Account, Series 2000-1 Payahead Account or Series 2000-1 Payment Account will be promptly credited to the Series 2000-1 Collection Account, Series 2000-1 Payahead Account or Series 2000-1 Payment Account, (ii) all securities, instruments, cash or other property credited to the Series 2000-1 Collection Account, Series 2000-1 Payahead Account or Series 2000-1 Payment Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the Uniform Commercial Code of the State of New York (the "UCC"),
(iii) (x) at all times prior to being notified in writing by the Indenture Trustee that the Outstanding Amount of the Senior Notes has been reduced to zero, it will comply with "entitlement orders" (as defined in

Section 8-102(a)(8) of the UCC) originated by the Indenture Trustee without further consent of RCL Trust 2000-1 or any other person and (y) after being notified in writing by the Indenture Trustee that the Outstanding Amount of the Senior Notes has been reduced to zero, it will comply with "entitlement orders" (as defined in Section 8-102(a)(8) of the UCC) originated by the Lease Trustee without further consent of RCL Trust 2000-1 or any other person and (iv) each of the Series 2000-1 Collection Account, Series 2000-1 Payahead Account and Series 2000-1 Payment Account shall be governed by the law of the State of New York as the same may be amended from time to time.

                  Section 5.2 Application and Distribution of Funds. (a) On each Business Day, the Administrative Agent shall deposit Series 2000-1 Collections in the Series 2000-1 Collection Account pursuant to Section 7.2(c) of the Administrative Agency Agreement; provided, however, for so long as each Monthly Remittance Condition is satisfied, the Administrative Agent may make such deposits with respect to each Collection Period on the Business Day preceding the related Payment Date.

                  (b) On each Business Day, the Administrative Agent shall deposit Payaheads with respect to Series 2000-1 Assets in the Series 2000-1 Payahead Account pursuant to Section 7.1(a) of the Administrative Agency Agreement; provided, however, that for so long as each Monthly Remittance Condition is satisfied, the Administrative Agent shall not be required to deposit Payaheads in the Series 2000-1 Payahead Account or to segregate or otherwise hold separate any Payaheads remitted by Lessees, but shall be required on the Business Day preceding each Payment Date to deposit Payaheads with respect to any Series 2000-1 Lease for which the related Lessee has failed to remit all or a portion of the Monthly Payment due during the preceding Collection Period in the Series 2000-1 Collection Account as a Series 2000-1 Collection in an amount equal to the lesser of (x) the Payahead Balance outstanding on such Distribution Date with respect to such Series 2000-1 Lease and (y) the portion of such Monthly Payment not received. On the Business Day preceding each Payment Date, the Administrative Agent shall withdraw all investment earnings on amounts deposited in the Series 2000-1 Payahead Account during the related Collection Period and any proceeds thereof and deposit such amounts in the RCL Account and shall charge to the RCL Account all losses, if any, and investment expenses resulting from Permitted Investments in the Series 2000-1 Payahead Account during the related Collection Period.

                  (c) In accordance with Section 5.4(a) and (b), on the Business Day preceding each Payment Date, the Administrative Agent shall deposit to, or withdraw from, the Series 2000-1 Collection Account an amount equal to the sum of the

Aggregate Sale Proceeds Advances plus the Aggregate Net Monthly Payment Advances for the preceding Collection Period.

                  (d) Pursuant to Section 2.9(b) of the Indenture and Section 3.6(a) of the Program Operating Lease, the Lease Trustee and the Indenture Trustee have agreed that any Additional Fees required to be paid to the Indenture Trustee and any Additional Fee Released Amounts required to be released to the Lease Trustee may be paid and released on a net basis; provided that each of the Indenture Trustee and the Lease Trustee have agreed to account for all payments and releases of Additional Fees and Additional Fee Released Amounts as if such amounts were paid and released separately. Accordingly, unless otherwise instructed in writing by the Indenture Trustee or the Lease Trustee, the Administrative Agent shall make all deposits of Series 2000-1 Collections to the Series 2000-1 Collection Account and all deposits of Payaheads to the Series 2000-1 Payahead Account net of Additional Fees.

                  (e) On the Business Day preceding each Payment Date, after making the deposits and withdrawals set forth in Sections 5.2(a), (b), and (c), the Administrative Agent shall withdraw from the Series 2000-1 Collection Account an amount equal to (i) the Cash Collateral Deposit Amount and deposit such amount into the Cash Collateral Account and (ii) the Available Sale Proceeds and deposit such amount into the Series 2000-1 Payment Account. On the Business Day preceding each Payment Date, the Administrative Agent shall charge to the Series 2000-1 Collection Account all losses, if any, and investment expenses resulting from Permitted Investments in the Series 2000-1 Collection Account during the preceding Collection Period. On the Business Day preceding each Payment Date, the Administrative Agent shall withdraw all investment earnings on amounts deposited in the Lease Trust Distribution Account during the related Collection Period and any proceeds thereof and deposit such amounts in the Cash Collateral Account and shall charge to the Cash Collateral Account all losses, if any, and investment expenses resulting from Permitted Investments in the Lease Trust Distribution Account during the related Collection Period.

                  (f) On or before the second Business Day preceding each Payment Date, the Administrative Agent shall prepare and deliver to the Indenture Trustee, and to the Lease Trustee after the Senior Notes are paid in full, the Cash Collateral Account Certificate and the Disbursement and Payment Instructions described in Section 8.3 of the Indenture and Section 5.2 of the Lease Trust Agreement.

                  Section 5.3 RCL Trust 2000-1 Purchase Option. To the extent that the proceeds received by the Administrative Agent from the sale of any Series 2000-1 Leased Vehicle after the expiration of the related Series 2000-1 Lease on its Scheduled Lease End Date or pursuant to an Early Termination exceeds the Residual

Value for such Series 2000-1 Leased Vehicle, RCL Trust 2000-1 will be assumed to have exercised its option, granted in the Program Operating Lease, to purchase the beneficial interest in such Series 2000-1 Leased Vehicle at the Transferor Purchase Option Price, and to have caused the Administrative Agent to have subsequently sold the Specified Interest in such Series 2000-1 Leased Vehicle on behalf of RCL Trust 2000-1 for an amount equal to the proceeds from such sale. Such assumption with respect to the Specified Interest in any Series 2000-1 Leased Vehicle shall be rebutted upon receipt of written direction from RCL Trust 2000-1 that it has not exercised its option to purchase the Specified Interest in such Series 2000-1 Leased Vehicle. On each Business Day, the Administrative Agent shall deposit any Transferor Purchase Option Net Proceeds with respect to the Series 2000-1 Leased Vehicles into (i) the Cash Collateral Account, until the aggregate cumulative amount of Transferor Purchase Option Net Proceeds deposited in the Cash Collateral Account equals $[ ] and (ii) thereafter, into the RCL Account and any Transferor Purchase Option Net Proceeds so deposited in the RCL Account shall be property of RCL Trust 2000-1; provided, however, for so long as each Monthly Remittance Condition is satisfied, the Administrative Agent may make such deposits with respect to each Collection Period on the Business Day preceding the related Payment Date.

                  Section 5.4 Sale Proceeds Advances and Monthly Payment Advances. (a) On the Business Day preceding each Payment Date, the Administrative Agent shall make a Sale Proceeds Advance with respect to each Series 2000-1 Leased Vehicle with respect to which the related Series 2000-1 Lease terminated during the Collection Period preceding such Payment Date. The Sale Proceeds Advance with respect to any Series 2000-1 Leased Vehicle shall be an amount equal to the Securitization Value of the Series 2000-1 Lease and Series 2000- 1 Leased Vehicle as of the last day of the Collection Period during which the Series 2000-1 Lease terminated.

                  (b) On the Business Day preceding each Payment Date, the Administrative Agent shall make a Monthly Payment Advance with respect to each overdue Monthly Payment, determined as of the end of the related Collection Period, for all Series 2000-1 Leases (other than Liquidated Leases) in accordance with Section 7.3 of the Administrative Agency Agreement; provided that the amount of any Monthly Payment Advance shall be net of any Additional Fees.

                  (c) The Administrative Agent shall be reimbursed for any outstanding Monthly Payment Advances with respect to a Series 2000-1 Lease as follows:

                  first, by retaining any subsequent Series 2000-1 Collections with respect to the Series 2000-1 Lease (exclusive of Sale Proceeds and any portion of Voluntary Early Termination Proceeds not constituting overdue Total Monthly Payments) or by withdrawing such amounts from the Series 2001-Collection Account to the extent such amounts have been deposited therein; and

                  second, from Available Funds in accordance with Sections 8.4(b)(i) and 8.4(c)(i) of the Indenture and Section 5.3(g)(i) of the Lease Trust Agreement or, if applicable, pursuant to clause Second of Section 5.6(b) of the Indenture, on the Payment Date relating to the Collection Period during which the Administrative Agent determines that it will not be reimbursed from Collections with respect to such Series
                  2000-1 Lease or the related Series 2000-1 Leased Vehicle.

                  (d) The Administrative Agent shall be reimbursed for any outstanding Sale Proceeds Advances with respect to a Series 2000-1 Leased Vehicle as follows:

                  first, by retaining any Sale Proceeds with respect to the Series 2000-1 Leased Vehicle; and

                  second, from Available Funds in accordance with Sections 8.4(b)(ii) and 8.4(c)(ii) of the Indenture and Section 5.3(g)(ii) of the Lease Trust Agreement, or, if applicable, pursuant to clause Second of Section 5.6(b) of the Indenture, on the Payment Date following the Collection Period during which the related Series 2000-1 Leased Vehicle was sold or otherwise disposed of.

                  Section 5.5 Administrative Purchases. The Administrative Agent, on behalf of the Holder of the Non-Specified Interest of the applicable Titling Company, shall deposit in the Series 2000-1 Collection Account the Series 2000-1 Administrative Purchase Amount for each Series 2000-1 Leased Vehicle or Series 2000-1 Lease which has been the subject of a breach of any of the covenants set forth in Sections 4.2, 4.5 or 4.6 of the Administrative Agency Agreement, on the Payment Date immediately following the Collection Period in which such breach is discovered.

                  Section 5.6 Additional Series 2000-1 Assets. (a) The first day of each Collection Period during the Revolving Period shall be an Addition Date with respect to the Series 2000-1 Assets. As of each Addition Date, the Administrative

Agent shall designate Non-Specified Assets having an aggregate Securitization Value equal to the Monthly Reinvestment Amount with respect to the Collection Period preceding such Addition Date. The Additional Series 2000-1 Cut-Off Date with respect to any Additional Series 2000-1 Assets shall be the related Addition Date. As of any Addition Date, the related Additional Series 2000-1 Assets shall cease to be Non-Specified Assets and shall be Specified Assets. On the Payment Date following each Addition Date (which will be the first day of the Collection Period in which such Payment Date occurs), the Indenture Trustee, pursuant to Section 8.4(b)(vii) of the Indenture, will pay to the Administrative Agent an amount equal to the Monthly Reinvestment Amount with respect to the preceding Collection Period. On such Payment Date, the Administrative Agent, acting on behalf of the Holders of each Series 2000-1 Certificate, shall apply such amounts to pay to the Holder of the related Non-Specified Interest an amount equal to the aggregate Securitization Value of the Additional Series 2000-1 Assets reallocated from such Non-Specified Interest to the Specified Interest represented by the Series 2000-1 Certificate of such Titling Company as of the preceding Addition Date.

                  (b) Subject to Sections 3.1 and 3.2, the Administrative Agent shall determine, in its sole discretion, from which Titling Company or Titling Companies the Non-Specified Assets will be selected to become Additional Series 2000-1 Assets. The Administrative Agent shall not be obligated to apply any portion of the Monthly Reinvestment Amount with respect to any Collection Period to purchase the Titling Company Interests in the Non-Specified Assets of any particular Titling Company, but shall be obligated, to the extent Non-Specified Assets of the Titling Companies which meet the criteria of Sections 3.1 and 3.2 are available, to apply the Monthly Reinvestment Amount to the purchase of Non-Specified Assets from the Titling Companies, selected among the Titling Companies in its discretion.

                  (c) The difference between the Bond Balance on each Addition Date and the Pool Balance on such date (after giving effect to the designation of Additional Series 2000-1 Assets as of such date) will be an amount equal to the Excess Cash Amount for such date. The Administrative Agent hereby covenants and agrees that it will select Leases and Leased Vehicles for designation as Additional Series 2000-1 Leased Vehicles in such a manner as to minimize the Excess Cash Amount with respect to each Addition Date. In furtherance of the foregoing, from time to time, the Administrative Agent shall advise each Holder of a Non-Specified Interest as to the availability of the Non-Specified Assets of the related Titling Company which, the Administrative Agent anticipates, will satisfy the requirements of Sections 3.1 and 3.2 and the requirement that the Excess Cash Amount with respect to any Addition Date be minimized. Each Holder of a Non-Specified Interest hereby agrees that, to the extent consistent with its normal business practices, it shall cause the related Titling Company to maintain Non-Specified Assets in the numbers and having the characteristics specified by the Administrative Agent to such Holder.


                                   ARTICLE VI
                          REPORTS TO CERTIFICATEHOLDERS

                  Section 6.1 Statements to Certificateholders. (a) Pursuant to
Section 7.4(b) of the Administrative Agency Agreement, on each Payment Date, the Administrative Agent shall provide to the Holders of the Series 2000-1 Certificates, the following information in connection with each Payment Date and the related Collection Period:

                           (i) the Aggregate Series 2000-1 Securitization Net
                  Credit Losses for such Collection Period and as a percentage of the Pool Balance as of the first day of such Collection Period;

                           (ii) the Aggregate Series 2000-1 Residual Losses for
                  the Series 2000-1 Leased Vehicles sold or otherwise disposed of during such Collection Period and as a percentage of the Pool Balance as of the first day of such Collection Period;

                           (iii) the Aggregate Net Monthly Payment Advances for
                  such Collection Period;

                           (iv) if the Payment Date immediately follows a
                  Collection Period during the Revolving Period, the Excess Cash Amount as of the first day of such Collection Period and the percentage equivalent of a fraction, (x) the numerator of which is the Excess Cash Amount as of the first day of such Collection Period and (y) the denominator of which is the Bond Balance;

                           (v) the percentage equivalent of a fraction, the
                  numerator of which is the aggregate Securitization Value as of the last day of such Collection Period of the Series 2000-1 Leases and Series 2000-1 Leased Vehicles for which the related Monthly Payment is at least 61 days past due as of the last day of such Collection Period and the denominator of which is the Pool Balance as of the first day of such Collection Period;

                           (vi) the aggregate Monthly Payments received by the

                  Administrative Agent with respect to the Series 2000-1 Leases during such Collection Period;

                           (vii) the aggregate Securitization Value of the
                  Series 2000-1 Leases and Series 2000-1 Leased Vehicles and the portion thereof constituting the aggregate Residual Values of the Series 2000-1 Leases and Series 2000-1 Leased Vehicles, in each case as of the beginning and end of such Collection Period and the difference between such amounts (separately stated);

                           (viii) the aggregate Sale Proceeds Advances made by
                  the Administrative Agent with respect to the Series 2000-1 Leased Vehicles during such Collection Period;

                           (ix) the amount of the Series 2000-1 Administrative
                  Fee for such Collection Period;

                           (x) the aggregate Series 2000-1 Administrative
                  Purchase Amounts paid pursuant to Sections 4.5(b) and 4.7 of the Administrative Agency Agreement and Section 5.5 hereof, with respect to the Series 2000-1 Leased Vehicles during such Collection Period;

                           (xi) the aggregate Payahead Balance as of the
                  beginning and end of the related Collection Period with respect to the Series 2000-1 Leases and the difference between such amounts (separately stated);

                           (xii) the outstanding Sale Proceeds Advances with
                  respect to the Series 2000-1 Leased Vehicles as of the beginning and end of the related Collection Period;

                           (xiii) the outstanding Monthly Payment Advances as of
                  the beginning and end of the related Collection Period;

                           (xiv) for the preceding three consecutive Collection
                  Periods, the average of a fraction calculated for each such Collection Period, the numerator of which is the Aggregate Series 2000-1 Securitization Net Credit Losses for such Collection Period and the denominator of which is the Pool Balance as of the first day of such Collection Period;

                           (xv) for the preceding three consecutive Collection
                  Periods, the average of a fraction calculated for each such Collection Period, the numerator of which is the aggregate Securitization Value as of the last day of such Collection Period of the Series 2000-1 Leases and Series 2000-1 Leased Vehicles for which the related Monthly Payment is at least 61 days past due as of the last day of such Collection Period and the denominator of which is the Pool Balance as of the first day of such Collection Period; and

                           (xvi) for the preceding three consecutive Collection
                  Periods, the average of a fraction calculated for each such Collection Period, the numerator of which is the Aggregate Series 2000-1 Residual Losses for the Series 2000-1 Leased Vehicles sold or otherwise disposed of during such Collection Period following the Normal Termination or the Early Normal Termination of the related Series 2000-1 Lease, and the denominator of which is the aggregate Residual Values of such Series 2000-1 Leased Vehicles.

                  (b) The Administrative Agent shall, within 30 days of receipt by the Administrative Agent of a written request from any Holder of a Certificate, deliver to such Holder a report setting forth the following information with respect to the related Specified Assets for the Collection Period immediately preceding the first day of the Collection Period in which such notice was received by the Administrative Agent (the "Reporting Period"):

                           (i) the aggregate Auction Proceeds, Sale Proceeds,
                  Voluntary Early Termination Proceeds, Liquidation Proceeds and Recoveries with respect to the related Specified Leased Vehicles received during the Reporting Period;

                           (ii) the Aggregate Series 2000-1 Securitization Net
                  Credit Losses with respect to the related Specified Interest as of the first day of the Reporting Period and as a percentage of the Specified Asset Amount of the related Specified Interest as of the first day of the Reporting Period;

                           (iii) the Aggregate Series 2000-1 Residual Losses
                  with respect to the related Specified Interest as of the first day of the Reporting Period and as a percentage of the Specified Asset Amount of the related Specified Interest as of the first day of the Reporting Period;

                           (iv) the Aggregate Net Monthly Payment Advances with
                  respect to the related Specified Leases as of the beginning and end of the Reporting Period;

                           (v) the aggregate Securitization Values as of the
                  last day of the Reporting Period of the related Series 2000-1 Leases and Series 2000-1 Leased Vehicles for which the related Monthly Payment is at least 61 days past due as of the last day of the Reporting Period;

                           (vi) the Series 2000-1 Collections with respect to
                  the related Specified Assets received by the Administrative Agent during the Reporting Period (separately stating each component of the definition thereof and the sum of such amounts);

                           (vii) the aggregate Securitization Value of the
                  related Series 2000-1 Leased Vehicles as of the beginning and end of the Reporting Period;

                           (viii) the aggregate Sale Proceeds Advances with
                  respect to the related Series 2000-1 Leased Vehicles for the Reporting Period;

                           (ix) the amount of the Series 2000-1 Administrative
                  Fee and the Series 2000-1 Titling Company Agent Fee with respect to such Specified Interest for the Reporting Period;

                           (x) [the Series 2000-1 Securitization Net Credit Loss
                  with respect to the related Specified Interest as of the first day of the Reporting Period;]

                           (xi) the aggregate Series 2000-1 Administrative
                  Purchase Amounts deposited to the Series 2000-1 Collection Account with respect to the related Series 2000-1 Assets during the Reporting Period;

                           (xii) the aggregate Payahead Balance with respect to
                  the related Specified Leases as of the beginning and end of the Reporting Period and the difference between such amounts (separately stated);

                           (xiii) the outstanding Sale Proceeds Advances with
                  respect to the related Series 2000-1 Leased Vehicles as of the beginning and end of the Reporting Period; and

                           (xiv) the outstanding Monthly Payment Advances and
                  the outstanding amount of Monthly Payments which were due but not collected on the related Series 2000-1 Leases, as of the beginning and end of the Reporting Period.

                  (c) The Administrative Agent shall deliver to each Holder of a Series 2000-1 Certificate on or before April 30th of each year commencing April 2001, for the preceding calendar year, a report setting forth the following information with respect to (x) all of the Specified Interests included in Group 2000-1 and (y) the Specified Interest related to such Holder's Series 2000-1
Certificate:

                           (i) the aggregate Auction Proceeds, Sale Proceeds,
                  Early Normal Termination Proceeds, Voluntary Early Termination Proceeds, Liquidation Proceeds and Recoveries received during such calendar year;

                           (ii) the aggregate Securitization Values of the
                  Series 2000-1 Leases as of the beginning and end of such calendar year;

                           (iii) the Aggregate Series 2000-1 Securitization Net
                  Credit Losses for such calendar year;

                           (iv) the Aggregate Series 2000-1 Residual Losses for
                  the Series 2000-1 Leased Vehicles sold or otherwise disposed of during such calendar year; and

                           (v) the aggregate Series 2000-1 Collections received
                  during such calendar year (separately stating each item included in the definition thereof).


                                   ARTICLE VII
                                OPTIONAL PURCHASE

                  Section 7.1 Optional Purchase of Series 2000-1 Certificates. On any Payment Date following the last day of a Collection Period as of which the aggregate Securitization Value of the Series 2000-1 Assets, as a percentage of the aggregate Securitization Value of the Series 2000-1 Assets as of the Initial Series 2000-1 CutOff Date, is less than or equal to 10%, the Administrative Agent shall have the option to purchase the Series 2000-1 Certificates; provided, however, that the

Administrative Agent may not effect any such purchase (i) so long as the rating on the Administrative Agent's long-term debt obligations is less than Baa3 by Moody's Investors Service, Inc., unless each Titling Company shall have received an Opinion of Counsel to the effect that such purchase would not constitute a fraudulent conveyance and (ii) unless the aggregate Securitization Value of the Series 2000-1 Assets is equal to or greater than the Bond Balance plus accrued interest and interest on any overdue interest in each case to the Payment Date of redemption or prepayment, as applicable. To exercise such option, the Administrative Agent shall give each Titling Company and the Holders of the Series 2000-1 Certificates (which for such purposes shall be the Lease Trustee, and prior to the Payment Date on which the Outstanding Amount of the Senior Notes has been reduced to zero, the Indenture Trustee) at least forty-five days' prior written notice of the Payment Date on which the Administrative Agent intends to exercise such option, and shall, on the Business Day preceding such Payment Date, deposit to the Series 2000-1 Collection Account an amount in immediately available funds equal to the aggregate Securitization Value of the Series 2000-1 Assets as of the last day of the Related Collection Period plus accrued interest and interest on any overdue interest on the Senior Notes, the Subordinated Notes and the Lease Trust Certificates to such Payment Date.


                                  ARTICLE VIII
                                  MISCELLANEOUS

                  Section 8.1 Provision of Information. The Administrative Agent shall provide such information, reports, certificates and instructions as is required pursuant to the Basic Documents requested from time to time by the Holders of the Series 2000-1 Certificates for the purpose of making distributions with respect to such Series 2000-1 Certificates or with respect to payment on any Securities based on such Series 2000-1 Certificates.

                  Section 8.2 Ratification of Administrative Agency Agreement. As supplemented by this Supplement, the Administrative Agency Agreement is in all respects ratified and confirmed and the Administrative Agency Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

                  Section 8.3 Actions on Behalf of the Lease Trust. So long as the lien of the Indenture is outstanding, the Administrative Agent shall forward to the Indenture Trustee all notices, documents or reports to be delivered to or by the Lease Trustee on behalf of the Lease Trust.

                  Section 8.4 Insurance Policies. So long as any Series 2000-1

Certificates are outstanding, the Administrative Agent will maintain insurance (including self-insurance provided by Ford Credit or any of its Affiliates) with respect to third party claims which may be raised with respect to the Series 2000-1 Leased Vehicles, each Titling Company and each Titling Company Agent, in such amounts as it deems reasonable and prudent. The Administrative Agent covenants and agrees to pay when due any and all premiums for such insurance. The Administrative Agent covenants and agrees that it shall not amend, terminate or cause the termination of any of its contingent and excess liability Insurance Policies unless (A) after giving effect to such amendment or termination, there remains coverage in an aggregate amount of $25 million per claim (up to $5 million of which may be self-insurance provided by Ford Credit or any of its Affiliates) against third-party claims that may be raised with respect to any Series 2000-1 Leased Vehicle or against any Titling Company or Titling Company Agent, such coverage being subject to an annual aggregate cap for all claims in an amount of at least $50 million (which coverage may be a blanket insurance policy or policies covering the Administrative Agent and one or more of its Affiliates) or (B) each Rating Agency has delivered a letter to the Indenture Trustee (for so long as the Outstanding Amount of the Senior Notes is greater than zero) or to the Lease Trustee (after the Outstanding Amount of the Senior Notes has been reduced to zero) to the effect that the amendment or termination of any such Insurance Policy, in and of itself, will not cause the rating of any of the Senior Notes or Lease Trust Certificates to be reduced or withdrawn. The obligations of the Administrative Agent pursuant to this Section 8.4 shall survive any termination of the Administrative Agent's obligations with respect to the Series 2000- 1 Leases and Series 2000-1 Leased Vehicles under this Supplement or the Administrative Agency Agreement.

                  Section 8.5 Third-Party Beneficiary. Each of the Lease Trust, the Lease Trustee, RCL Trust 2000-1, the RCL Trustee and the Indenture Trustee shall be a third-party beneficiary of this Supplement and shall be entitled to rely on the obligations of the Administrative Agent set forth herein as if each of them was a party hereto.

                  Section 8.6 Holders of the Series 2000-1 Certificates. (a) Unless otherwise specified in this Section 8.6 or in the applicable Basic Document, the Lease Trust and RCL Trust 2000-1 shall each be the "Holder" of the Series 2000-1 Certificates. For so long as the Senior Notes, the Subordinated Notes and Lease Trust Certificates are outstanding, all amounts paid to "Holders" of the Series 2000-1 Certificates pursuant to the Titling Company Agreements shall be deposited in the Series 2000-1 Collection Account.

                  (b) The Holder of the Series 2000-1 Certificates shall be the Lease Trust for the purposes of (i) with respect to the FCTT Agreement and the FCMTT Agreement, Section 4.6, Section 4.7(c), the second sentence of the second paragraph of Section 8.1(a), Section 8.1(b) and Section 9.1, (ii) with respect to the FCAL Agreement and the FCALM Agreement, Section 5.6, Section 5.7(c), the third sentence of Section 9.1(a), Section 9.1(b) and Section 10.1 and (iii) with respect to the Administrative Agency Agreement, Sections 4.4(g) (if the Administrative Agent has been terminated under Section 8.1(b)), 4.7, Section 8.1(b), 8.3(a) (if the Administrative Agent has been terminated under Section 8.1(b)), 8.6 and 10.2; provided that with respect to (i) Section 4.4(b), the second sentence of the second paragraph of Section 8.1(a), Section 8.1(b) and the second sentence of Section 11.1 of the FCTT Agreement and the FCMTT Agreement, (ii) Section 5.4(b), the third sentence of Section 9.1(a), Section 9.1(b) and the second sentence of Section 12.1 of the FCAL Agreement and the FCALM Agreement, and (iii) Section 10.2 of the Administrative Agency Agreement, the Indenture Trustee shall, until the Outstanding Amount of the Senior Notes has been reduced to zero, have a lien on the Certificates of Title of all Series 2000-1 Leased Vehicles distributed pursuant to such Sections, and the Certificate of Title of each such Series 2000-1 Leased Vehicle shall reflect such lien.

                  (c) The Holder of the Series 2000-1 Certificates shall be the Indenture Trustee, the Lease Trust and RCL Trust 2000-1 for the purposes of (i)
Section 7.11(a) of the FCTT Agreement and the FCMTT Agreement and (ii) Section 2.4(c), Section 2.6, Section 4.1, Section 4.4(f), Section 4.12, Section 8.1(a)(i), Section 8.1(a)(ii), Section 8.1(b), Section 8.2, Section 9.1 and
Section 9.4 of the Administrative Agency Agreement.

                  (d) The Holder of the Series 2000-1 Certificates shall be the Lease Trust and the Indenture Trustee for the purposes of (i) Section 4.1(a),
Section 4.1(c) and Section 11.8 of the FCTT Agreement and the FCMTT Agreement,
(ii) Section 5.1(a), Section 5.1(c) and Section 12.8 of the FCAL Agreement and the FCALM Agreement and (iii) Section 6.1(c), Section 6.2, Section 8.1(a)(iii) and Section 10.9 of the Administrative Agency Agreement.

                  (e) For as long as the Senior Notes, Subordinated Notes and Lease Trust Certificates are outstanding, each Holder of a Series 2000-1 Certificate shall exercise its respective rights as Holder only in accordance with the provisions of the Basic Documents.

                  (f) To the extent that a "Holder" is deemed to refer to more than a single Person pursuant to this Section 8.6 or any other provision of any Basic Document, actions or directions to be taken by such Holder shall be taken only by written directions delivered by both such Persons.

                  Section 8.7 Counterparts. This Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

                  Section 8.8 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 8.9 GOVERNING LAW. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their respective officers hereunto duly authorized, as of the Effective Date with respect to each party set forth below.


EFFECTIVE DATE                  U.S. BANK  NATIONAL ASSOCIATION,
                                 as Titling Company Agent
[  ], 2000

                                By:
                                    ------------------------------------
                                     Name:    Nancie J. Arvin
                                     Title:   Vice President


EFFECTIVE DATE                  FORD MOTOR CREDIT COMPANY,
                                 as Administrative Agent
[  ], 2000

                                By:
                                    ------------------------------------
                                     Name:    Hurley D. Smith
                                     Title:   Secretary


EFFECTIVE DATE                  FORD CREDIT TITLING TRUST, by U.S. Bank
                      National Association, not in its individual capacity but solely as trustee
[  ], 2000

                                By:
                                    ------------------------------------
                                     Name:    Nancie J. Arvin
                                     Title:   Vice President

EFFECTIVE DATE                  FORD CREDIT MICHIGAN TITLING TRUST, by
                      U.S. Bank National Association, not in its individual capacity but solely as trustee
[  ], 2000

                                By:
                                    ------------------------------------
                                     Name:    Nancie J. Arvin
                                     Title:   Vice President

EFFECTIVE DATE                  FCALM, LLC, by U.S. Bank National Association,
                      not in its individual capacity but solely as administrator
January 1, 1999

                                By:
                                    ------------------------------------
                                     Name:    Nancie J. Arvin
                                     Title:   Vice President

EFFECTIVE DATE                  FCAL, LLC, by U.S. Bank National Association,
                      not in its individual capacity but solely as administrator
November 23, 1999

                                By:
                                    ------------------------------------
                                     Name:    Nancie J. Arvin
                                     Title:   Vice President

                                                                       EXHIBIT A

                        SCHEDULE OF SERIES 2000-1 ASSETS


             (Same as Exhibit A to the Asset Contribution Agreement)

                                                                       EXHIBIT B


                       [FORM OF SERIES 2000-1 CERTIFICATE]


                           [FORD CREDIT TITLING TRUST]
                      [FORD CREDIT MICHIGAN TITLING TRUST]
                                   [FCAL, LLC]
                                  [FCALM, LLC]

                            SERIES 2000-1 CERTIFICATE

No.  1
evidencing the entire [beneficial interest] [limited liability company interest] in the Series 2000-1 Assets (as defined below).

(This Series 2000-1 Certificate does not represent an interest in or obligation of Ford Motor Credit Company or U.S. Bank National Association or any of their respective affiliates, except to the extent described below.)

[TEXT OF SERIES 2000-1 CERTIFICATE ISSUED BY FCAL OR BY FCALM: (This Series 2000-1 Certificate evidences an interest in [FCAL, LLC] [FCALM, LLC] and shall be a security for purpose of Article 8 of the Uniform Commercial Code.)]

                  THIS CERTIFIES THAT FORD CREDIT AUTO LEASE TRUST 2000-1 is the registered owner of a nonassessable, fully-paid, 100% [beneficial interest] [limited liability company interest] in the Series 2000-1 Assets deposited in [Ford Credit Titling Trust ("FCTT")] [Ford Credit Michigan Titling Trust ("FCMTT")] [FCAL, LLC ("FCAL")] [FCALM, LLC ("FCALM")].

                  [TEXT OF SERIES 2000-1 CERTIFICATE ISSUED BY FCTT: FCTT has been established pursuant to an Amended and Restated Trust Agreement, dated as of November 23, 1999 (as amended and supplemented from time to time, the "FCTT Agreement"), by and between Ford Motor Credit Company ("Ford Credit") as grantor and U.S. Bank National Association, as trustee (in such capacity, the "FCTT Trustee"). A summary of certain of the pertinent provisions of the FCTT Agreement is set forth below.]

                  [TEXT OF SERIES 2000-1 CERTIFICATE ISSUED BY FCMTT: FCMTT has been established pursuant to an Amended and Restated Trust Agreement, dated as of November 23, 1999 (as amended and supplemented from time to time, the "FCMTT Agreement"), by and among Ford Motor Credit Company, as grantor, U.S.

Bank National Association, as trustee (in such capacity, the "FCMTT Michigan Trustee") and Wilmington Trust Company, as trustee (in such capacity, the "FCMTT Delaware Trustee"). A summary of certain of the pertinent provisions of the FCMTT Agreement is set forth below.]

                  [TEXT OF SERIES 2000-1 CERTIFICATE ISSUED BY FCAL: FCAL was formed pursuant to a Limited Liability Company Agreement (as amended and supplemented from time to time, the "FCAL Agreement"), dated as of November 23, 1999, by and between FCAL and U.S. Bank National Association, as administrator (in such capacity, the "FCAL Administrator"). A summary of certain of the pertinent provisions of the FCAL Agreement is set forth below.]

                  [TEXT OF SERIES 2000-1 CERTIFICATE ISSUED BY FCALM: FCALM was formed pursuant to a Limited Liability Company Agreement, dated as of June 1, 1999, as amended by an Amended and Restated Limited Liability Company Agreement, dated as of January 1, 1999 (as amended and supplemented from time to time, the "FCALM Agreement"), by and between FCALM and U.S. Bank National Association, as administrator (in such capacity, the "FCALM Administrator"). A summary of certain of the pertinent provisions of the FCALM Agreement is set forth below.]

                  This Series 2000-1 Certificate is one of the duly authorized Certificates (as defined below). This Series 2000-1 Certificate is issued under and is subject to the terms, provisions and conditions of the [FCTT Agreement] [FCMTT Agreement] [FCAL Agreement] [FCALM Agreement], each dated as of November 23, 1999 and the Administrative Agency Agreement (the "Administrative Agency Agreement") and the Series 2000-1 Supplement thereto (the "Series 2000-1
Supplement"), each dated as of [       ], 2000, among Ford Motor Credit Company
("Ford Credit"), Ford Credit Titling Trust, Ford Credit Michigan Titling Trust, FCAL, LLC, FCALM, LLC and U.S. Bank National Association, as the Titling Company Agent, to which [FCTT Agreement] [FCMTT Agreement] [FCAL Agreement] [FCALM Agreement], Administrative Agency Agreement and Series 2000-1 Supplement the Holder of this Series 2000-1 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the [FCTT Agreement] [FCMTT Agreement] [FCAL Agreement] [FCALM Agreement], and if not defined therein, the Series 2000-1 Supplement.

                  The property of [FCTT] [FCMTT] [FCAL] [FCALM] consists of the [FCTT Assets (the "FCTT Assets")] [FCMTT Assets (the "FCMTT Assets") [FCAL Assets (the "FCAL Assets")] [FCALM Assets (the "[FCALM] Assets")], which includes cash and any amounts on deposit in the [FCTT Account] [FCMTT Account] [FCAL Account] [FCALM Account], certain retail lease contracts for automobiles and light-duty trucks ("Leases") and the proceeds thereof, the automobiles and light-duty trucks (the "Leased

Vehicles") which are subject to the Leases and the proceeds thereof including the proceeds from the sale of the Leased Vehicles to third parties, certificates of title or other evidence of ownership of a Leased Vehicle, the benefits of certain insurance policies, certain other properties and rights, including, but not limited to, certain rights of recourse, relating to the Leases and the Leased Vehicles, all rights of [FCTT] [FCMTT] [FCAL] [FCALM] under the Administrative Agency Agreement and the Series 2000-1 Supplement, and all proceeds of the foregoing, all as more fully described in the [FCTT Agreement] [FCMTT Agreement] [FCAL Agreement] [FCALM Agreement]. The Holder of the "Non-Specified Interest" of [FCTT] [FCMTT] [FCAL] [FCALM] initially owned the Specified Assets (as defined below).

                  Under the [FCTT Agreement] [FCMTT Agreement] [FCAL Agreement] [FCALM Agreement] from time to time, the Holder of the Non-Specified Interest may direct the [FCTT Trustee] [FCMTT Michigan Trustee] [FCAL Administrator] [FCALM Administrator] to issue to, or to the order of, such Holder one or more certificates (the "Certificates") representing the entire [beneficial interest] [limited liability company interest] in certain specified Leases, Leased Vehicles and the related [FCTT Assets] [FCMTT Assets] [FCAL Assets] [FCALM Assets] (the "Specified Assets"). Upon the issuance of such Certificate, the [beneficial interest] [limited liability company interest] in [FCTT] [FCMTT] [FCAL] [FCALM] and the [FCTT Assets] [FCMTT Assets] [FCAL Assets] [FCALM Assets] represented by the Non-Specified Interest shall be reduced by the amount of the Specified Assets represented by such Certificate. In addition, if so specified in the related Supplement, the Holder of the Non-Specified Interest from time to time on each Addition Date may direct the [FCTT Trustee] [FCMTT Michigan Trustee] [FCAL Administrator] [FCALM Administrator] to reallocate the [beneficial interest] [limited liability company interest] in certain additional Leases, Leased Vehicles and the related [FCTT Assets] [FCMTT Assets] [FCAL Assets] [FCALM Assets] to the Specified Interest represented by a Certificate. As of each such Addition Date, such Certificate will represent the entire [beneficial interest] [limited liability company interest] in such additional assets reallocated.

                  On the Series Issue Date, the Holder of the Non-Specified Interest has directed the [FCTT Trustee] [FCMTT Michigan Trustee] [FCAL Administrator] [FCALM Administrator] to issue this Series 2000-1 Certificate representing the entire [beneficial interest] [limited liability company interest] in certain Leases, Leased Vehicles and the related [FCTT Assets] [FCMTT Assets] [FCAL Assets] [FCALM Assets] identified in the Series 2000-1 Supplement (the "Initial Series 2000-1 Assets"). Upon the issuance of this Series 2000-1 Certificate, the [beneficial interest] [limited liability company interest] in [FCTT] [FCMTT] [FCAL] [FCALM] and the [FCTT Assets] [FCMTT Assets] [FCAL Assets] [FCALM Assets] represented by the Non-Specified Interest shall be reduced by the amount of the Initial Series 2000-1 Assets represented by this Series 2000-1 Certificate. Pursuant to the Series 2000-1 Supplement during the Revolving Period, on each Addition

Date, additional Leases, Leased Vehicles and the related [FCTT Assets] [FCMTT Assets] [FCAL Assets] [FCALM Assets] (the "Additional Series 2000-1 Assets" and, together with the Initial Series 2000-1 Assets, the "Series 2000-1 Assets") will be reallocated from the Non-Specified Interest to the Specified Interest represented by this Series 2000-1 Certificate. As of the related Addition Date, this Series 2000-1 Certificate will represent the entire [beneficial interest] [limited liability company interest] in such Additional Series 2000-1 Assets.

                  Under the Series 2000-1 Supplement, there shall be distributed on each Business Day, or so long as each Monthly Remittance Condition has been satisfied, with respect to each Collection Period, on the Business Day preceding
each Payment Date, commencing [        ], 2000 to the Person in whose name this
Series 2000-1 Certificate is registered the amount on deposit in the Series 2000-1 Collection Account. Distributions on this Series 2000-1 Certificate shall be made as provided in the [FCTT Agreement] [FCMTT Agreement] [FCAL Agreement] [FCALM Agreement] and the Series 2000-1 Supplement.

                  The [FCTT Agreement] [FCMTT Agreement] [FCAL Agreement] [FCALM Agreement] may be amended by the Holders of the Non-Specified Interest and the [FCTT Trustee] [FCMTT Michigan Trustee and the FCMTT Delaware Trustee] [FCAL Administrator] [FCALM Administrator] without the consent of any Holder of any Certificate at any time; provided, however, that such action shall not, (x) as evidenced by an Opinion of Counsel, materially and adversely affect the interests of any Certificateholder (unless each such Certificateholder has consented thereto), (y) as confirmed by each Rating Agency which is then rating Securities issued in connection with Certificates, cause the then current rating assigned to such Securities to be withdrawn or reduced and (z) as evidenced by an Opinion of Counsel, cause [FCTT] [FCMTT] [FCAL] [FCALM] to be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes.

                  The obligation represented by any Security related to this Series 2000-1 Certificate is limited to the Specified Assets and the Specified Interest represented by this Series 2000-1 Certificate. If an Insolvency Event occurs with respect to [FCTT] [FCMTT] [FCAL] [FCALM], any claim that the holder of such Security may seek to enforce against [FCTT] [FCMTT] [FCAL] [FCALM] or the Specified Assets allocated to any Specified Interest of [FCTT] [FCMTT] [FCAL] [FCALM] other than the Specified Interest represented by this Series 2000-1 Certificate shall be subordinate to the payment in full, including post-petition interest, of the claims of the holders of any Securities related to the Specified Assets allocated to such other Specified Interests of [FCTT] [FCMTT] [FCAL] [FCALM].

                  The Holder of this Series 2000-1 Certificate, by acceptance of this Series

2000-1 Certificate, covenants that for a period of one year and one day after payment in full of all distributions to all Certificateholders pursuant to the terms of the [FCTT Agreement] [FCMTT Agreement] [FCAL Agreement] [FCALM Agreement], it will not institute against, or join any Person in instituting against, Ford Credit or [FCTT] [FCMTT] [FCAL] [FCALM] any bankruptcy, reorganization, insolvency or liquidation proceeding, or other similar proceeding, under the laws of the United States.

                  The [FCTT Trustee] [FCMTT Michigan Trustee] [FCAL Administrator] [FCALM Administrator] shall keep the certificate register with respect to this Series 2000-1 Certificate, and the Holder of this Series 2000-1 Certificate shall notify the [FCTT Trustee] [FCMTT Michigan Trustee] [FCAL Administrator] [FCALM Administrator] of any change of address or instructions on the distribution of funds.

                  The [FCTT Agreement] [FCMTT Agreement] [FCAL Agreement] [FCALM Agreement] [(other than Section 10.1)] [other than Section 11.1] and [FCTT] [FCMTT] [FCAL] [FCALM] shall terminate and be of no further force or effect on the final distribution by the [FCTT Trustee] [FCMTT Michigan Trustee] [FCAL Administrator] [FCALM Administrator] of all moneys or other property constituting [FCTT Assets] [FCMTT Assets] [FCAL Assets] [FCALM Assets]. Any Specified Interest may be terminated upon receipt by the [FCTT Trustee] [FCMTT Michigan Trustee] [FCAL Administrator] [FCALM Administrator] of written direction to such effect from the Holders of all of the related Certificates. Upon any such termination of a Specified Interest, the [FCTT Trustee] [FCMTT Michigan Trustee] [FCAL Administrator] [FCALM Administrator] shall distribute to the Holders of the Certificates related to the terminating Specified Interest, all related Specified Assets, including the related Specified Leased Vehicles by causing the Certificates of Title with respect thereto to be reregistered in the name of, or at the direction of, such Holders. The [FCTT Agreement] [FCMTT Agreement] [FCAL Agreement] [FCALM Agreement] and [FCTT] [FCMTT] [FCAL] [FCALM] may also terminate at the express written direction of the Holder of the Non-Specified Interest so long as no Certificates are outstanding. Neither the [FCTT Agreement] [FCMTT Agreement] [FCAL Agreement] [FCALM Agreement] nor [FCTT] [FCMTT] [FCAL] [FCALM] shall terminate upon the occurrence of an Insolvency Event with respect to any Holder and [FCTT] [FCMTT] [FCAL] [FCALM] shall continue following the occurrence of an Insolvency Event with respect to any Holder, subject to the first paragraph of [Section 8.1(a)[ [Section 9.1(a)] of the [FCTT Agreement] [FCMTT Agreement] [FCAL Agreement] [FCALM Agreement].

[TEXT OF SERIES 2000-1 CERTIFICATE ISSUED BY FCTT: Notwithstanding the foregoing, in no event, however, shall FCTT continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Hurley David Smith, currently residing in Clarkston, Michigan, living on the date of the FCTT Agreement.]

Upon termination of [FCTT] [FCMTT] [FCAL] [FCALM], the [FCTT Trustee] [FCMTT Michigan Trustee] [FCAL Administrator] [FCALM Administrator] shall distribute
(i) to each Holder of a Certificate its interest in the related Specified Assets and (ii) to the Holder of the Non-Specified Interest its interest in the Non-Specified Assets by causing the Certificates of Title to be reregistered in the name of, or at the direction of, the Certificateholder or the Holder of the Non-Specified Interest, as applicable.

                  THIS SERIES 2000-1 CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF [MICHIGAN] [DELAWARE], WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Unless this Series 2000-1 Certificate shall have been executed by an Authorized Officer, this Series 2000-1 Certificate shall not entitle the Holder thereof to any benefit under the [FCTT Agreement] [FCMTT Agreement] [FCAL Agreement] [FCALM Agreement] or be valid for any purpose.

                  IN WITNESS WHEREOF, the [FCTT Trustee] [FCMTT Michigan Trustee] [FCAL Administrator] [FCALM Administrator], on behalf of [FCTT] [FCMTT] [FCAL] [FCALM] and not in its individual capacity, has caused this Series 2000-1 Certificate to be duly executed.

                                  [FORD CREDIT TITLING TRUST,]
                                  [FORD CREDIT MICHIGAN TITLING TRUST,]
                                  [FCAL, LLC,]
                                  [FCALM, LLC,]

                                  By:  U.S. BANK NATIONAL ASSOCIATION,
                                       not in its individual capacity but solely
                                       as [trustee] [administrator]


                                         Dated: [      ], 2000
                                     By:
                                          ------------------------------------
                                          Name:   Nancie J. Arvin
                                          Title:  Vice President

FOR VALUE RECEIVED, the undersigned hereby sells, transfers and assigns unto __________ the within Series 2000-1 Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ___________ as Attorney to transfer said Series 2000-1 Certificate on the books of the [FCTT Registrar] [FCMTT Registrar] [FCAL Registrar] [FCALM Registrar], with full power of substitution in the premises.

Dated:                              By: _________________________

                                                                       EXHIBIT C

                          [FORM OF SERIES 2000-1 LEASE]